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CUSIP NO. 914906102                    13G                  PAGE 11 OF 12 PAGES

                                    EXHIBIT A

Members of the Group

Gustavo A. Cisneros
Ricardo J. Cisneros
Venevision Investments LLC
VVI Investments Corp.